UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2023

Oak Woods Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	333-269862	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Roswell Drive, Nepean, Ontario,

K2J 0H5, Canada

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (+1) 403-561-7750

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A Ordinary Share, one Right and one Redeemable Warrant	OAKUU	The Nasdaq Stock Market LLC

Class A Ordinary Shares, par value $0.0001 per share	OAKUO	The Nasdaq Stock Market LLC

Rights, each right entitling the holder to one-sixth of one Class A Ordinary Share	OAKUR	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one Class A Ordinary Share for $11.50 per share	OAKUW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed on a Current Report on Form 8-K dated April 3, 2023, on March 28, 2023, Oak Woods Acquisition Corporation (the “Company”) consummated its initial public offering (“IPO”) of 5,750,000 units (the “Public Units”), which includes the full exercise of the underwriter’s over-allotment option of 750,000 Public Units. Each Unit consists of one share of Class A Ordinary Share (“Class A Ordinary Share”), one redeemable warrant (“Warrant”) entitling its holder to purchase one share of Class A Ordinary Share at a price of $11.50 per share, and one right (“Right”) to receive one-sixth (1/6) of a share of Class A Ordinary Share upon the consummation of an initial business combination. The Public Units were sold at an offering price of $10.00 per Public Unit, generating gross proceeds of $57,500,000.

As previously disclosed in the Current Report, simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with Whale Bay International Company Limited, its sponsor, purchasing units (the “Private Units”) at a price of $10.00 per Private Unit. The Private Placement generated total proceeds of $3,431,250.

As of March 28, 2023, a total of $58,506,250 of the net proceeds from the IPO and the Private Placement were deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of March 28, 2023, reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO and the Private Placement, is included in this Current Report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Audited balance sheet, dated March 28, 2023

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAK WOODS ACQUISITION CORPORATION

	By:	/s/ Lixin Zheng
Name: Lixin Zheng
Title: Chief Executive Officer

Dated: April 11, 2023

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